                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


                         Date of Report: May 27, 1998
                       (Date of earliest event reported)


                         Morgan Stanley Capital I Inc.
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             (Exact name of registrant as specified in its charter)

        Delaware               333-45467-                  13-3291626
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     (State or Other           (Commission              (I.R.S. Employer
     Jurisdiction of          File Number)             Identification No.)
     Incorporation)



1585 Broadway, New York, N.Y.                             10036
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(Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (212) 761-4000

ITEM 5. OTHER EVENTS.

         Attached as exhibits to this Current Report are (i) the consent of Hospitality Valuation Services ("Hospitality Valuation") furnished to the Registrant by Hospitality Valuation in respect of the Registrant's proposed offering of Commercial Mortgage Pass-Through Certificates, Series 1998-XL1 (the "Certificates"); (ii) the consent of Aaron & Wright Incorporated ("Aaron & Wright") furnished to the Registrant by Aaron & Wright in respect of the Registrant's proposed offering of the Certificates; (iii) the consents of Cushman & Wakefield, Inc. ("Cushman & Wakefield") furnished to the Registrant by Cushman & Wakefield in respect of the Registrant's proposed offering of the Certificates; (iv) the consents of CB Commercial Real Estate Group, Inc. ("CB Commercial") furnished to the Registrant by CB Commercial in respect of the Registrant's proposed offering of the Certificates; (v) the consent of Miller Appraisal Group, Inc. ("Miller") furnished to the Registrant by Miller in respect of the Registrant's proposed offering of the Certificates; (vi) the consent of Michael Franenthal & Associates, Inc. ("Franenthal") furnished to the Registrant by Franenthal in respect of the Registrant's proposed offering of the Certificates; (vii) the consent of CB Richard Ellis Inc. Appraisal Division ("Ellis") furnished to the Registrant by Ellis in respect of the Registrant's proposed offering of the Certificates; (viii) the consent of Mastorakos-Hurd, Inc. ("Mastorakos-Hurd") furnished to the Registrant by Mastorakos-Hurd in respect of the Registrant's proposed offering of the Certificates; (ix) the consent of Real Estate Counselors International, Inc. ("Counselors International") furnished to the Registrant by Counselors International in respect of the Registrant's proposed offering of the Certificates; (x) the consent of Byrne McKinney & Associates, Inc. ("Byrne McKinney") furnished to the Registrant by Byrne McKinney in respect of the Registrant's proposed offering of the Certificates; (xi) the consent of Rule & Co. Inc. ("Rule") furnished to the Registrant by Rule in respect of the Registrant's proposed offering of the Certificates; (xii) the consent of Joseph
J. Blake & Associates ("Blake") furnished to the Registrant by Blake in respect of the Registrant's proposed offering of the Certificates; (xiii) the consents of Landauer Associates, Inc. ("Landauer") furnished to the Registrant by Landauer in respect of the Registrant's proposed offering of the Certificates; and (xiv) certain property appraisals (the "Property Appraisals") furnished to the Registrant by Hospitality Valuation, Aaron & Wright, Cushman & Wakefield, CB Commercial Real Estate Group, Inc., Miller, Franenthal, Ellis, Mastorakos-Hurd, Real Estate Counselors International, Byrne McKinney, Rule, Blake and Landauer (the "Appraisers") in respect of the Registrant's proposed offering of the Certificates.

         The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The offer and sale contemplated by the Prospectus of the Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 033-45467) (the "Registration Statement"). The Registrant hereby incorporates the Appraisers' consents and the Property Appraisals by reference in the Prospectus and the Registration Statement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits


Item 601(a) of Regulation S-K
         Exhibit No.                Description
------------------------------      -----------
              23.1                  Consent of Hospitality Valuation Services dated October 21, 1997
              23.2                  Consent of Aaron & Wright Incorporated dated March 26, 1998
              23.3                  Consent of Cushman & Wakefield, Inc. dated May 15, 1998
              23.4                  Consent of CB Commercial Real Estate Group, Inc. dated May 20, 1998
              23.5                  Consent of CB Commercial Real Estate Group, Inc. dated May 19, 1998
              23.6                  Consent of Miller Appraisal Group, Inc. dated May 18, 1998
              23.7                  Consent of Michael Franenthal & Associates, Inc. dated May 14, 1998
              23.8                  Consent of CB Richard Ellis, Inc. Appraisal Division dated May 15, 1998
              23.9                  Consent of Mastorakos-Hurd, Inc. dated May 18, 1998
              23.10                 Consent of Real Estate Counselors International, Inc. dated May 14, 1998
              23.11                 Consent of Byrne McKinney & Associates, Inc. dated May 19, 1998
              23.12                 Consent of Rule & Co., Inc. dated May 14, 1998
              23.13                 Consent of Joseph J. Blake & Associates dated May 14, 1998
              23.14                 Consent of Landauer Associates, Inc., dated March 25, 1998


                                       3

              99.1                  Appraisal for Hotel Del Coronado
              99.2                  Appraisal for CenterAmerica - Braes Heights
              99.3                  Appraisal for CenterAmerica - Braes Oaks
              99.4                  Appraisal for CenterAmerica - Brenham Four Corners
              99.5                  Appraisal for CenterAmerica - Broadway
              99.6                  Appraisal for CenterAmerica - Bryan Square
              99.7                  Appraisal for CenterAmerica - Carmel Village
              99.8                  Appraisal for CenterAmerica - Cedar Bellaire
              99.9                  Appraisal for CenterAmerica - Clear Lake Camino South
              99.10                 Appraisal for CenterAmerica - Countryside Village
              99.11                 Appraisal for CenterAmerica - El Camino
              99.12                 Appraisal for CenterAmerica - Five Points
              99.13                 Appraisal for CenterAmerica - Forest Hills
              99.14                 Appraisal for CenterAmerica - Highland Village
              99.15                 Appraisal for CenterAmerica - Highland Village Town Center
              99.16                 Appraisal for CenterAmerica - Huntington Village
              99.17                 Appraisal for CenterAmerica - Jeff Davis
              99.18                 Appraisal for CenterAmerica - Jefferson Park
              99.19                 Appraisal for CenterAmerica - Klein Square
              99.20                 Appraisal for CenterAmerica - Lamar Plaza
              99.21                 Appraisal for CenterAmerica - Lazybrook
              99.22                 Appraisal for CenterAmerica - League City
              99.23                 Appraisal for CenterAmerica - Long Point Plaza
              99.24                 Appraisal for CenterAmerica - Maplewood


                                       4


              99.25                 Appraisal for CenterAmerica - Moore Plaza West
              99.26                 Appraisal for CenterAmerica - Moore Square (North 45)
              99.27                 Appraisal for CenterAmerica - Moore Village
              99.28                 Appraisal for CenterAmerica - North Hills Village
              99.29                 Appraisal for CenterAmerica - Northgate Square
              99.30                 Appraisal for CenterAmerica - Northtown Plaza
              99.31                 Appraisal for CenterAmerica - Palm Plaza
              99.32                 Appraisal for CenterAmerica - Park Plaza
              99.33                 Appraisal for CenterAmerica - Parkview East
              99.34                 Appraisal for CenterAmerica - Parkview West
              99.35                 Appraisal for CenterAmerica - Parktown Center / Parktown Center East
              99.36                 Appraisal for CenterAmerica - Stevens Park
              99.37                 Appraisal for CenterAmerica - Tanglewilde
              99.38                 Appraisal for CenterAmerica - Texas City
              99.39                 Appraisal for CenterAmerica - Tidwell Place
              99.40                 Appraisal for CenterAmerica - Village Plaza
              99.41                 Appraisal for CenterAmerica - Washington Square
              99.42                 Appraisal for CenterAmerica - Webb Royal
              99.43                 Appraisal for CenterAmerica - Williamstown Square
              99.44                 Appraisal for CenterAmerica - Wynnewood
              99.45                 Appraisal for Wells Fargo Tower
              99.46                 Appraisal for West Town Mall
              99.47                 Appraisal for Magellan - Acacia Park
              99.48                 Appraisal for Magellan - Bradbury Place


                                       5



              99.49                 Appraisal for Magellan - Canterbury Hills
              99.50                 Appraisal for Magellan - Dobson Springs
              99.51                 Appraisal for Magellan - El Royale
              99.52                 Appraisal for Magellan - Harbor Grande
              99.53                 Appraisal for Magellan - Las Palmas
              99.54                 Appraisal for Magellan - Maryland Meadows
              99.55                 Appraisal for Magellan - Northwood Village
              99.56                 Appraisal for Magellan - Rancho Las Brisas
              99.57                 Appraisal for Magellan - Sea Bluffs
              99.58                 Appraisal for Glenborough - 700 South Washington
              99.59                 Appraisal for Glenborough - Centerstone Plaza
              99.60                 Appraisal for Glenborough - Fisher Pierce
              99.61                 Appraisal for Glenborough - Lakepoint I, II, III
              99.62                 Appraisal for Glenborough - Overlook Apartments
              99.63                 Appraisal for Glenborough - Riverview Office Tower
              99.64                 Appraisal for Glenborough - Southworth-Milton
              99.65                 Appraisal for Glenborough - Westford Corporate Center
              99.66                 Appraisal for Glenborough - Woodlands Plaza II
              99.67                 Appraisal for Glenborough - Woodlands Tech Center
              99.68                 Appraisal for Ramco - Frazer
              99.69                 Appraisal for Ramco - Stonegate Plaza
              99.70                 Appraisal for Ramco - Northwest Crossing
              99.71                 Appraisal for Ramco - Ridgeview Crossing
              99.72                 Appraisal for Ramco - Taylors Square


                                       6

              99.73                 Appraisal for Ramco - Troy Town
              99.74                 Appraisal for Ramco - West Allis
              99.75                 Appraisal for EQR - Glengarry Club Apartments
              99.76                 Appraisal for EQR - Plum Tree Apartments
              99.77                 Appraisal for EQR - Ravinia Apartments
              99.78                 Appraisal for EQR - The Gates at Carlson Center
              99.79                 Appraisal for EQR - The Woodlands of Brookfield
              99.80                 Summary of Appraisal for Courthouse Plaza
              99.81                 Appraisal for Charlestowne Mall
              99.82                 Appraisal for Quail Springs Mall

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                  MORGAN STANLEY CAPITAL I INC.


                                                  By: s/ James E. Flaum
                                                  --------------------------
                                                     Name:  James E. Flaum
                                                     Title: Vice President

Date:  May 27, 1998

                                 Exhibit Index

Item 601(a)                                                                                     Paper (P)
of Regulation S-K                                                                                  or
Exhibit No.         Description                                                               Electronic (E)
-----------         ------------                                                              --------------

     23.1          Consent of Hospitality Valuation Services dated October 21, 1997              E
     23.2          Consent of Aaron & Wright Incorporated dated March 26, 1998                   E
     23.3          Consent of Cushman & Wakefield, Inc. dated May 15, 1998                       E
     23.4          Consent of CB Commercial Real Estate Group, Inc. dated May 20, 1998           E
     23.5          Consent of CB Commercial Real Estate Group, Inc. dated May 19, 1998           E
     23.6          Consent of Miller Appraisal Group, Inc. dated May 18, 1998                    E
     23.7          Consent of Michael Franenthal & Associates, Inc. dated May 14, 1998           E
     23.8          Consent of CB Richard Ellis, Inc. Appraisal Division dated May 15, 1998       E
     23.9          Consent of Mastorakos-Hurd, Inc. dated May 18, 1998                           E
    23.10          Consent of Real Estate Counselors International, Inc. dated May 14, 1998      E
    23.11          Consent of Byrne McKinney & Associates, Inc. dated May 19, 1998               E
    23.12          Consent of Rule & Co., Inc. dated May 14, 1998                                E


    23.13          Consent of Joseph J. Blake & Associates dated May 14, 1998                    E
    23.14          Consent of Landauer Associates, Inc., dated March 25, 1998                    E
     99.1          Appraisal for Hotel Del Coronado                                              P
     99.2          Appraisal for CenterAmerica - Braes Heights                                   P
     99.3          Appraisal for CenterAmerica - Braes Oaks                                      P
     99.4          Appraisal for CenterAmerica - Brenham Four Corners                            P
     99.5          Appraisal for CenterAmerica - Broadway                                        P
     99.6          Appraisal for CenterAmerica - Bryan Square                                    P
     99.7          Appraisal for CenterAmerica - Carmel Village                                  P
     99.8          Appraisal for CenterAmerica - Cedar Bellaire                                  P
     99.9          Appraisal for CenterAmerica - Clear Lake Camino South                         P
    99.10          Appraisal for CenterAmerica - Countryside Village                             P
    99.11          Appraisal for CenterAmerica - El Camino                                       P
    99.12          Appraisal for CenterAmerica - Five Points                                     P
    99.13          Appraisal for CenterAmerica - Forest Hills                                    P
    99.14          Appraisal for CenterAmerica - Highland Village                                P
    99.15          Appraisal for CenterAmerica - Highland Village Town Center                    P
    99.16          Appraisal for CenterAmerica - Huntington Village                              P
    99.17          Appraisal for CenterAmerica - Jeff Davis                                      P

                                      -5-

    99.18          Appraisal for CenterAmerica - Jefferson Park                                  P
    99.19          Appraisal for CenterAmerica - Klein Square                                    P
    99.20          Appraisal for CenterAmerica - Lamar Plaza                                     P
    99.21          Appraisal for CenterAmerica - Lazybrook                                       P
    99.22          Appraisal for CenterAmerica - League City                                     P
    99.23          Appraisal for CenterAmerica - Long Point Plaza                                P
    99.24          Appraisal for CenterAmerica - Maplewood                                       P
    99.25          Appraisal for CenterAmerica - Moore Plaza West                                P
    99.26          Appraisal for CenterAmerica - Moore Square (North 45)                         P
    99.27          Appraisal for CenterAmerica - Moore Village                                   P
    99.28          Appraisal for CenterAmerica - North Hills Village                             P
    99.29          Appraisal for CenterAmerica - Northgate Square                                P
    99.30          Appraisal for CenterAmerica - Northtown Plaza                                 P
    99.31          Appraisal for CenterAmerica - Palm Plaza                                      P
    99.32          Appraisal for CenterAmerica - Park Plaza                                      P
    99.33          Appraisal for CenterAmerica - Parkview East                                   P
    99.34          Appraisal for CenterAmerica - Parkview West                                   P
    99.35          Appraisal for CenterAmerica - Parktown Center / Parktown Center East          P
    99.36          Appraisal for CenterAmerica - Stevens Park                                    P
    99.37          Appraisal for CenterAmerica - Tanglewilde                                     P

                                      -6-

    99.38          Appraisal for CenterAmerica - Texas City                                      P
    99.39          Appraisal for CenterAmerica - Tidwell Place                                   P
    99.40          Appraisal for CenterAmerica - Village Plaza                                   P
    99.41          Appraisal for CenterAmerica - Washington Square                               P
    99.42          Appraisal for CenterAmerica - Webb Royal                                      P
    99.43          Appraisal for CenterAmerica - Williamstown Square                             P
    99.44          Appraisal for CenterAmerica - Wynnewood                                       P
    99.45          Appraisal for Wells Fargo Tower                                               P
    99.46          Appraisal for West Town Mall                                                  P
    99.47          Appraisal for Magellan - Acacia Park                                          P
    99.48          Appraisal for Magellan - Bradbury Place                                       P
    99.49          Appraisal for Magellan - Canterbury Hills                                     P
    99.50          Appraisal for Magellan - Dobson Springs                                       P
    99.51          Appraisal for Magellan - El Royale                                            P
    99.52          Appraisal for Magellan - Harbor Grande                                        P
    99.53          Appraisal for Magellan - Las Palmas                                           P
    99.54          Appraisal for Magellan - Maryland Meadows                                     P
    99.55          Appraisal for Magellan - Northwood Village                                    P
    99.56          Appraisal for Magellan - Rancho Las Brisas                                    P
    99.57          Appraisal for Magellan - Sea Bluffs                                           P
    99.58          Appraisal for Glenborough - 700 South Washington                              P
    99.59          Appraisal for Glenborough - Centerstone Plaza                                 P

                                      -7-


    99.60          Appraisal for Glenborough - Fisher Pierce                                     P
    99.61          Appraisal for Glenborough - Lakepoint I, II, III                              P
    99.62          Appraisal for Glenborough - Overlook Apartments                               P
    99.63          Appraisal for Glenborough - Riverview Office Tower                            P
    99.64          Appraisal for Glenborough - Southworth-Milton                                 P
    99.65          Appraisal for Glenborough - Westford Corporate Center                         P
    99.66          Appraisal for Glenborough - Woodlands Plaza II                                P
    99.67          Appraisal for Glenborough - Woodlands Tech Center                             P
    99.68          Appraisal for Ramco - Frazer                                                  P
    99.69          Appraisal for Ramco - Stonegate Plaza                                         P
    99.70          Appraisal for Ramco - Northwest Crossing                                      P
    99.71          Appraisal for Ramco - Ridgeview Crossing                                      P
    99.72          Appraisal for Ramco - Taylors Square                                          P
    99.73          Appraisal for Ramco - Troy Town                                               P
    99.74          Appraisal for Ramco - West Allis                                              P
    99.75          Appraisal for EQR - Glengarry Club Apartments                                 P
    99.76          Appraisal for EQR - Plum Tree Apartments                                      P
    99.77          Appraisal for EQR - Ravinia Apartments                                        P
    99.78          Appraisal for EQR - The Gates at Carlson Center                               P



                                      -8-


    99.79          Appraisal for EQR - The Woodlands of Brookfield                               P
    99.80          Summary of Appraisal for Courthouse Plaza                                     P
    99.81          Appraisal for Charlestowne Mall                                               P
    99.82          Appraisal for Quail Springs Mall                                              P


                                      -9-